UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2016

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other Jurisdiction of Incorporation)	001-08038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices and Zip Code)

713-651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 27, 2016, Key Energy Services, Inc. (the “Company” or “Key”) was notified by the New York Stock Exchange (the “NYSE”) that the NYSE had determined to commence proceedings to delist the Company’s common stock as a result of the NYSE’s determination that the Company’s common stock was no longer suitable for listing on the NYSE based on “abnormally low” price levels, pursuant to Section 802.01D of the NYSE’s Listed Company Manual. The NYSE also suspended trading in the Company’s common stock effective immediately.

The NYSE stated that it will apply to the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock upon completion of all applicable procedures, including any appeal by the Company of the NYSE’s determination. The Company does not intend to appeal the delisting determination.

The Company anticipates that its common stock will begin trading on the OTC Pink. Investors will be able to view quotes for the Company’s common stock on www.otcmarkets.com/home. The transition to the over-the-counter markets will not affect the Company’s business operations. The Company will remain subject to the public reporting requirements of the SEC following the transfer.

Item 7.01	Regulation FD Disclosure.

A copy of a press release announcing certain of the matters described under Item 3.01 is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature or that relate to future events and conditions are, or may be deemed to be, forward-looking statements. fact are forward-looking statements. These forward-looking statements are based on Key’s current expectations and beliefs. No assurance can be given that such expectations and beliefs will prove to have been correct. Whenever possible, these forward-looking statements are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Because such statements involve risks and uncertainties, many of which are outside of Key’s control, actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Important risk factors that may affect Key’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other SEC filings. Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that Key files periodically with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Key Energy Services, Inc. issued July 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: July 27, 2016	By:	/s/ J. Marshall Dodson
J. Marshall Dodson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Key Energy Services, Inc. issued July 27, 2016.